January 14, 2013

Supplement

SUPPLEMENT DATED JANUARY 14, 2013 TO THE PROSPECTUS OF
MORGAN STANLEY MULTI CAP GROWTH TRUST
Dated March 30, 2012

The Board of Trustees (the "Board") of Morgan Stanley Multi Cap Growth Trust (the "Fund") has approved (i) the suspension of the continuous offering of the Fund's Class B shares to new and existing shareholders; (ii) the renaming of Class C shares of the Fund to Class L shares; (iii) the elimination of the contingent deferred sales charge ("CDSC") applicable to Class C shares of the Fund redeemed within one year of purchase; and (iv) a reduction of the distribution and shareholder services (12b-1) fee applicable to Class C shares of the Fund from 1.00% to 0.75%. As a result, the following changes to the Prospectus are necessary:

Effective following the close of business on February 25, 2013, the Fund will suspend the continuous offering of its Class B shares and thus, no further purchases of Class B shares of the Fund may be made by investors. Existing Class B shareholders may be able to invest through dividend reinvestments.

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Effective February 25, 2013, the Class C shares of the Fund will be renamed Class L shares. Accordingly, effective February 25, 2013, all references in the Prospectus to Class C shares of the Fund are changed to Class L shares.

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Effective February 25, 2013, the Fund will eliminate the CDSC applicable to Class L shares redeemed within one year of purchase. Accordingly, all references in the Prospectus to the CDSC applicable to Class L shares redeemed within one year of purchase are removed as of February 25, 2013.

The following table replaces the "Shareholder Fees" table with respect to Class L shares only in the section of the Prospectus entitled "Fund Summary—Fees and Expenses—Shareholder Fees," effective February 25, 2013:

Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None

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Effective February 25, 2013, the 12b-1 fee for the Class L shares of the Fund will be reduced from 1.00% to 0.75%. Accordingly, the following table replaces the "Annual Fund Operating Expenses" table with respect to Class L shares only in the section of the Prospectus entitled "Fund Summary—Fees and Expenses—Annual Fund Operating Expenses," effective February 25, 2013:

Class L
Advisory Fee	0.67%
Distribution and Service (12b-1) fees[1]	0.75%
Other Expenses	0.32%
Total Annual Fund Operating Expenses	1.74%

1  The Board of Trustees approved an amendment to the Plan of Distribution reducing the distribution and shareholder services (12b-1) fee for the Fund's Class L shares from 1.00% to 0.75% of the average daily net assets of such Class, effective February 25, 2013. The Distribution and Service (12b-1) Fees shown in the table above have been restated to reflect such change.

The following tables replace the "Example" tables with respect to Class L shares only in the section of the Prospectus entitled "Fund Summary—Example:"

If You SOLD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class L	$177	$548	$944	$2,052

If You HELD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class L	$177	$548	$944	$2,052

Additionally, all references elsewhere in the Prospectus to a 12b-1 fee of 1.00% for Class L shares will be replaced with 0.75%.

Effective February 25, 2013, the section of the Prospectus entitled "Shareholder Information—How to Exchange Shares—Permissible Fund Exchanges" is hereby deleted and replaced with the following:

You may exchange shares of any Class of the Fund for the same Class of: Morgan Stanley European Equity Fund, Inc., Morgan Stanley Focus Growth Fund, Morgan Stanley Global Fixed Income Opportunities Fund, Morgan Stanley Global Infrastructure Fund, Morgan Stanley Mortgage Securities Trust and Morgan Stanley U.S. Government Securities Trust (each, a "Morgan Stanley Multi-Class Fund"), if available (Class B shares of the Fund may be exchanged for Class B shares of any Morgan Stanley Multi-Class Fund even if such Class is closed to investors). In addition, you may exchange shares of any Class of the Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a "Morgan Stanley Money Market Fund") or the Morgan Stanley Limited Duration U.S. Government Trust ("MS Limited Duration" and together with the Morgan Stanley Multi-Class Funds and Morgan Stanley Money Market Funds, the "Morgan Stanley Funds"), if available, without the imposition of an exchange fee. Class B shares of the Fund that are exchanged for shares of a Morgan Stanley Money Market Fund or MS Limited Duration may not be subsequently re-exchanged for Class B shares of the Fund or any Morgan Stanley Multi-Class Fund. In addition, Class Q shares of the Morgan Stanley Global Infrastructure Fund may be exchanged for Class A shares of the Fund without payment of sales charges (including contingent deferred sales charges ("CDSCs")) or the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase (except with respect to exchanges of Class B shares as noted above). An exchange of Fund shares held for less than 30 days from the date of purchase will be subject to the 2% redemption fee described under the section "How to Sell Shares."

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Effective February 25, 2013, the section of the Prospectus entitled "Share Class Arrangements—Class B Shares—Exchanging Shares Subject to a CDSC" is hereby deleted and replaced with the following:

There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that charges a CDSC will be counted. In addition, any period (starting at the end of the month) during which you held shares of (i) a Morgan Stanley Money Market Fund or (ii) MS Limited Duration, received in exchange for Fund shares, will also be counted; however, if you sell shares of such Morgan Stanley Money Market Fund or MS Limited Duration before the expiration of the CDSC "holding period," you will be charged the applicable CDSC rate.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period—one year for each fund. Similarly, if you had exchanged the shares of the Fund for a Morgan Stanley Money Market Fund or MS Limited Duration, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period—one year for each fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CPOSPT2 1/13

January 14, 2013

Supplement

SUPPLEMENT DATED JANUARY 14, 2013 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY MULTI CAP GROWTH TRUST
Dated March 30, 2012

Effective February 25, 2013, the Class C shares of Morgan Stanley Multi Cap Growth Trust (the "Fund") will be renamed Class L shares. Accordingly, effective February 25, 2013, all references in the Fund's Statement of Additional Information ("SAI") to Class C shares of the Fund are changed to Class L shares.

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Effective February 25, 2013, the Fund will eliminate the contingent deferred sales charge ("CDSC") applicable to Class L shares redeemed within one year of purchase. Accordingly, all references in the Fund's SAI to the CDSC applicable to Class L shares redeemed within one year of purchase are removed as of February 25, 2013.

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Effective February 25, 2013, all references in the Fund's SAI to a 12b-1 fee of 1.00% with respect to the Fund's Class L shares will be replaced with 0.75%.

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Effective February 25, 2013, the section of the Fund's SAI entitled "V. Investment Advisory and Other Services—J. Revenue Sharing" is hereby deleted and replaced with the following:

The Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley Smith Barney LLC and certain other affiliated and unaffiliated brokers, dealers or other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans ("Intermediaries") in connection with the sale, distribution, marketing and retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Intermediaries for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by an Intermediary, granting the Distributor access to the Intermediary's financial advisors and consultants, providing assistance in the ongoing education and training of an Intermediary's financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), a Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

With respect to Morgan Stanley Smith Barney LLC, these payments currently include the following amounts which are paid in accordance with the applicable compensation structure:

(1)  an ongoing annual fee in an amount up to $750,000 in consideration of the Distributor's participation at various Morgan Stanley Smith Barney LLC events, including seminars, conferences and meetings as determined by Morgan Stanley Smith Barney LLC.

(2)  On Class A, Class B and Class L shares of the Fund held in brokerage accounts where Morgan Stanley Smith Barney LLC is designated by purchasers as broker-dealer of record, an ongoing annual fee in an amount up to 0.16% of the total average quarterly net asset value of such shares.

(3)  On Class I shares of the Fund held in brokerage accounts where Morgan Stanley Smith Barney LLC is designated by purchasers as broker-dealer of record, an ongoing annual fee in an amount up to 35% of the advisory fee the Adviser receives based on the average daily net assets of such shares.

(4)  On Class A and Class I shares of the Fund held in taxable accounts through any fee-based advisory program offered by Morgan Stanley Smith Barney LLC, an ongoing annual fee in an amount up to 0.08% of the total average monthly net asset value of such shares.

(5)  On any shares of the Fund held in an account through certain 401(k) platforms in Morgan Stanley Smith Barney LLC's Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the total average monthly net asset value of such shares.

With respect to other Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure for each Intermediary:

(1)  On Class A, Class B, Class L and Class I shares of the Fund held in Intermediary accounts other than those held through Intermediary 401(k) platforms, an ongoing annual fee in an amount up to 0.13% of the total average monthly net asset value of such shares.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley Smith Barney LLC or other Intermediaries may provide such Intermediaries, and/or their financial advisors or other sales persons, with an incentive to favor sales of shares of the Fund over other investment options with respect to which an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by Morgan Stanley Smith Barney LLC or other Intermediaries as to their compensation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.